SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

                 Filed by the Registrant                    [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

           [ ] Preliminary Proxy Statement
           [ ] Confidential, for Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))
           [X] Definitive Proxy Statement
           [ ] Definitive Additional Materials
           [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

General American Investors Company, Inc.
(Name of Registrant as Specified in its Charter)

                                 [Insert Name]
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

GENERAL AMERICAN INVESTORS Company, Inc.
450 Lexington Avenue . New York . N.Y. 10017


                    Notice of Annual Meeting of Stockholders

                                                                February 1, 2000

To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.


NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of General American Investors Company, Inc. will be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, March 8, 2000 at 2:30 o'clock in the afternoon, New York Time, for the purpose of

         (a) Electing directors, ten to be elected by the holders of both the Company's Common Stock and its 7.20% Tax-Advantaged Cumulative Preferred Stock ("Preferred Stock") voting together as a single class and two to be elected only by the holders of the Company's Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified; and

         (b) Ratifying or rejecting the selection by the Board of Directors of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the year ending December 31, 2000; and

         (c) Acting upon the proposal to amend the Restated Certificate of Incorporation to increase the authorized Common Stock of the Company from 30,000,000 to 50,000,000 shares; and

         (d) Transacting any and all such other business as may properly come before the meeting or any adjournment or adjournments thereof in connection with the foregoing or otherwise.

         The minute books of the Company, containing the minutes of all meetings of the Board of Directors since the last annual meeting of the stockholders, will be presented to the meeting and will there be open to the inspection of the stockholders.

         The close of business on January 24, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

         This notice and related proxy material is expected to be mailed on or about February 1, 2000.

                                            By order of the Board of Directors,

                                            CAROLE ANNE CLEMENTI
                                            Secretary

If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope.

GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
450 Lexington Avenue . New York . N.Y. 10017




                                 PROXY STATEMENT

                                                                February 1, 2000


This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the "Company" or the "Corporation") of proxies to be used at the annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, March 8, 2000 at 2:30 o'clock in the afternoon (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time insofar as they have not been exercised, by written notice to the Secretary of the Company or by attendance at the Annual Meeting.

The close of business on January 24, 2000 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

This proxy statement and the form of proxy are expected to be mailed on or about February 1, 2000.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, in favor of the directors named herein and to approve the appointment of Ernst & Young LLP as auditors and the amendment of the Restated Certificate of Incorporation to increase the authorized Common Stock.

As of January 24, 2000, the Company had outstanding 26,169,577 shares of Common Stock, $1 par value, and 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock ("Preferred Stock"), $1 par value, each share carrying one vote.

A.       Respecting the Election of Directors

         At the meeting, twelve directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Ten directors are to be elected by the holders of both the Company's Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company's Preferred Stock. Directors are to be elected by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on Directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. All of the persons named below are incumbent directors. They have agreed to serve if elected.




1                             (continued on page 2)

                                                                                          SHARES BENEFICIALLY OWNED DEC. 31, 1999**
                                                                                          ------------------------------------------
NAME AND BUSINESS ADDRESS      PRINCIPAL OCCUPATION*, BUSINESS EXPERIENCE       BECAME     COMMON   PERCENT     PREFERRED  PERCENT
                               DURING PAST FIVE YEARS AND AGE                  DIRECTOR    STOCK    OF CLASS      STOCK    OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Arthur G. Altschul, Jr.        Mr. Altschul is co-chairman and managing member    1995     126,501    .48           --        --
Diaz & Altschul Group, LLC     of Diaz & Altschul Group, LLC which was founded
(investments and securities)   in May 1996. From 1992 to  May 1996,  he was
950 Third Avenue, 16th Floor   employed by SUGEN, Inc. (biopharmaceuticals),
New York, NY  10022            Redwood City, CA, most  recently as  senior
                               director of corporate affairs. He was assistant
                               secretary of SUGEN from May 1992 to May 1996.
                               Mr. Altschul has been managing general partner
                               of Altschul Investment  Group,  L.P. (a private
                               investment partnership),  New York, NY  since
                               1988.  He is a director of Delta Opportunity
                               Fund,  Ltd.,  Hamilton,  Bermuda;  Medicis
                               Pharmaceutical Corporation, Phoenix, AZ;
                               and several privately owned companies. Mr.
                               Altschul is 35 years old.


Lawrence B. Buttenwieser       Mr. Buttenwieser has been the Chairman of the      1967     770,464   2.94           --        --
Partner, Rosenman & Colin LLP  Board of Directors of the Company since May 1995
(lawyers)                      and a director of the Company since 1967. Mr.
575 Madison Avenue             Buttenwieser is 68 years old.
New York, NY  10022


Lewis B. Cullman               Mr. Cullman has been president of Cullman          1961       2,378    .01           --        --
Cullman Ventures, LLC          Ventures, LLC (formerly Cullman Ventures, Inc.)
(catalogs)                     since 1968.  He is chairman and a trustee
767 Third Avenue               of Chess-in-the-Schools (charitable organization),
New York, NY  10017            New York, NY.  Mr. Cullman is a trustee of the
                               Metropolitan Museum of Art, New York, NY and
                               vice chairman of the international council and
                               an honorary trustee of the Museum of Modern Art,
                               New York, NY.  Mr. Cullman is 81 years old.


Spencer Davidson #             Mr. Davidson has been President and Chief          1995     307,339   1.17       78,700     1.31
General American Investors     Executive Officer of the Company since August
 Company, Inc.                 1995; prior thereto, he was senior investment
450 Lexington Avenue           counselor since joining the Company in 1994.  He
New York, NY  10017            was elected a Director of the Company in
                               September 1995. Before joining General American,
                               Mr. Davidson was the General Partner of The
                               Hudson Partnership (a private investment
                               partnership), New York, NY.  He is a director of
                               Medicis Pharmaceutical Corporation, Phoenix, AZ;
                               and a trustee of the Innisfree Foundation, Inc.
                               (not-for-profit foundation), Millbrook, NY and
                               of the Neurosciences Research Foundation
                               (scientific research foundation), San Diego, CA.
                               Mr. Davidson is 57 years old.



Gerald M. Edelman              Dr. Edelman has been a member and the chairman     1976       1,556    .01           --        --
Department of Neurobiology     of the Department of Neurobiology of The Scripps
The Scripps Research Institute Research Institute since July 1992; prior thereto,
10666 North Torrey Pines Rd.   he was Vincent Astor Professor of The Rockefeller
La Jolla, CA  92037            University, New York, NY. Dr. Edelman is director
                               and president of the Neurosciences Institute of
                               the   Neurosciences    Research    Foundation
                               (scientific research foundation),  San Diego,
                               CA;   president   and  a   director   of  the
                               Neurosciences Support Corporation (scientific
                               research support foundation),  San Diego, CA;
                               a director of Becton,  Dickinson and Company,
                               Franklin Lakes, NJ; a member of the advisory group
                               for business and science of Mehta Partners LLC
                               (global health care investments), New York, NY;
                               and a member emeritus of the  board of  governors
                               of the Weizmann Institute of Science,  Rehovot,
                               Israel.  Dr. Edelman is 70 years old.





2                            (continued on page 3)

                                                                                          SHARES BENEFICIALLY OWNED DEC. 31, 1999**
                                                                                          ------------------------------------------
NAME AND BUSINESS ADDRESS      PRINCIPAL OCCUPATION*, BUSINESS EXPERIENCE       BECAME     COMMON   PERCENT     PREFERRED  PERCENT
                               DURING PAST FIVE YEARS AND AGE                  DIRECTOR    STOCK    OF CLASS      STOCK    OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Anthony M. Frank               Mr. Frank has been chairman of Belvedere Capital   1992       7,175    .03           --        --
Belvedere Capital Partners     Partners since 1994.  He has been chairman of
(private financial consulting) Acrogen Inc. (biotechnology company), Oakland, CA
One Maritime Plaza             since March 1992; prior thereto, he was The
Suite 825                      Postmaster General of the United States from
San Francisco, CA  94104       March 1988.  Prior to entering government service,
                               he was chairman of First Nationwide Bank. Mr.
                               Frank is a director of Bedford  Properties,
                               Lafayette, CA; Cotelligent Group, Inc., San
                               Francisco, CA; Crescent Real Estate Equities,
                               Inc.,  New  York,  NY;   Financial   Security
                               Assurance Holdings Ltd., New York, NY; The Schwab
                               (Charles) Corporation, San Francisco, CA
                               and Temple-Inland, Inc., Diboll, TX.
                               Mr. Frank is 68 years old.


John D. Gordan, III            Mr. Gordan has been a partner of Morgan, Lewis     1986       5,939    .02        1,000      .02
Morgan, Lewis and Bockius LLP  and Bockius LLP since October 1994; prior thereto,
(lawyers)                      he was a partner of Lord Day & Lord, Barrett
101 Park Avenue                Smith and predecessor firm from 1979.
New York, NY  10178            Mr. Gordan is 54 years old.



Bill Green ##                  Mr. Green represented the 15th New York            1993       2,310    .01        7,000       .12
Corporate Director and         Congressional District (east side of Manhattan)
  Trustee                      in the U.S. House of Representatives from 1978
14 E. 60th Street - Suite 702  through 1992.  He is a director of ClientSoft,
New York, NY  10022            Inc., Tarrytown, NY; Commercial Capital Corp.,
                               New York, NY; and Energy Answers Corporation,
                               Albany, NY.  He is also a member of the New
                               York City Campaign Finance Board, New York, NY
                               and a member and vice chair of the New York
                               City Housing Development Corporation, New York,
                               NY.  Mr. Green is 70 years old.


Sidney R. Knafel ##            Mr. Knafel has been managing partner of SRK        1994      20,870    .08           --        --
SRK Management Company         Management Company since 1981.  He is chairman
(private investment company)   of the board of directors of  BioReliance
126 East 56th Street           Corporation, Rockville, MD and Insight
New York, NY  10022            Communications, Inc., New York, NY.  Mr. Knafel
                               is a director of CoreComm Incorporated, New York,
                               NY; IGENE Biotechnology, Inc., Columbia, MD;
                               NTL Incorporated, New York, NY; Source Media, Inc.
                               Dallas, TX; and several privately owned companies.
                               Mr. Knafel is 69 years old.


Richard R. Pivirotto           Mr. Pivirotto was chairman of the board of         1971       1,575    .01           --        --
President, Richard R.          directors of Associated Dry Goods Corporation,
  Pivirotto Co., Inc.          New York, NY from 1976 until his retirement in
(self-employed consultant)     1981. He is a director of CBS Inc., New York,
111 Clapboard Ridge Road       NY; The Gillette Company, Boston, MA; The
Greenwich, CT  06830           Greenwich Bank and Trust Company, Greenwich, CT;
                               Immunomedics, Inc. (biopharmaceuticals), Morris
                               Plains, NJ; Infinity Broadcasting Corporation,
                               New York, NY; and New York Life Insurance Company,
                               New  York,  NY. He is a trustee of the General
                               Theological Seminary, New York, NY; Greenwich
                               Hospital Corporation, Greenwich, CT; and Yale New
                               Haven Health Systems, New Haven, CT; and a charter
                               trustee emeritus of Princeton University,
                               Princeton, NJ. Mr. Pivirotto is 69 years old.


3                            (continued on page 4)

                                                                                          SHARES BENEFICIALLY OWNED DEC. 31, 1999**
                                                                                          ------------------------------------------
NAME AND BUSINESS ADDRESS      PRINCIPAL OCCUPATION*, BUSINESS EXPERIENCE       BECAME     COMMON   PERCENT     PREFERRED  PERCENT
                               DURING PAST FIVE YEARS AND AGE                  DIRECTOR    STOCK    OF CLASS      STOCK    OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Stewart, Jr.         Mr. Stewart was an executive consultant           1987      15,585    .06           --         --
Corporate Director and         to Johnson & Johnson, New Brunswick, NJ from
  Trustee                      1990 to 1999; prior thereto, he was a
147 Rolling Hill Road          consultant to  Bristol-Myers  Squibb  Company
Skillman, NJ  08558            from January 1990 to March 1990.  Mr. Stewart
                               was senior vice president,  corporate affairs
                               of  Squibb  Corporation  from  1982  until he
                               retired in January 1990. He was a director of
                               Squibb Corporation from 1984 until its merger
                               into Bristol-Myers Squibb Company in 1989. He
                               is  a  director   of  Liposome   Co.,   Inc.,
                               Princeton, NJ, a trustee of the Foundation of
                               the  University  of Medicine and Dentistry of
                               New Jersey,  Newark, NJ, and a  member of the
                               advisory  council to the Marine Biological
                               Laboratory, Woods Hole, MA.
                               Mr. Stewart is 70 years old.


Raymond S. Troubh              Mr.  Troubh has been a  financial  consultant      1989      22,379    .09           --        --
10 Rockefeller Plaza           since 1974.  He is a director of  Ariad
Suite 712                      Pharmaceuticals, Inc., Cambridge, MA; Becton,
New York, NY 10020             Dickinson and Company, Franklin Lakes, NJ;
                               Diamond Offshore Drilling, Inc., Houston, TX;
                               Foundation  Health Systems, Inc., Woodland Hills,
                               CA; Olsten Corporation, Melville, NY; Triarc
                               Companies, Inc., New York, NY; and WHX
                               Corporation, New York, NY. He is a trustee of
                               MicroCap Fund Liquidating Trust, New York, NY;
                               Petrie Stores Liquidating Trust, Secaucus, NJ;
                               and Starwood Hotels & Resorts, White Plains NY.
                               Mr. Troubh is 73 years old.



         *  If the principal  occupation  shown has been held for less than five years,  additional background information relating to the director's principal occupation is included in the supplemental paragraph together with his other directorships.

         ** This information has been furnished by each director. In addition to shares owned beneficially, shares as to which directors have or share the power to vote or dispose are as follows:

                               Common     Percent       Preferred      Percent
Name                           Shares     of Class       Shares        of Class
----                           ------     --------      ---------      --------
Arthur G. Altschul, Jr.        380,815     1.46         124,500        2.08
Arthur G. Altschul, Jr. and
   Spencer Davidson             33,836      .13          20,000         .33
Lewis B. Cullman                63,310      .24            --           --
Spencer Davidson                34,616      .13          20,000         .33
John D. Gordan, III            343,404     1.31            --           --
Sidney R. Knafel                11,974      .05            --           --



         # Mr. Davidson is an "interested person" of the Company, as defined under Section 2a(19) of the Investment Company Act of 1940, as amended, by reason of his being an officer of the Company.

        ## Messrs. Green and Knafel have been designated as the Preferred Stock directors and are to be elected only by the holders of the Company's Preferred Stock.

     The directors and officers as a group owned beneficially or have or share the power to vote or dispose of an aggregate 2,155,444 shares of Common Stock (8.24% of the class) and 251,580 shares of Preferred Stock (4.19% of the class). In addition, the Company has the power to vote 419,128 shares of Common Stock (1.60% of the class) held by the trustee for the Company's Employees' Thrift Plan, as described below.

                Meetings of Committees of the Board of Directors

     During 1999, the Company's Board of Directors held seven meetings.

     The Audit Committee of the Board of Directors consists of the following directors, all of whom are "non-interested" directors: Mr. Sidney R. Knafel, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis
B. Cullman, Mr. John D. Gordan, III, Mr. Bill Green, and Mr. Raymond S. Troubh; and Mr. Anthony M. Frank, alternate. Generally, for the Company, the Audit Committee monitors financial reporting, reviews reports on the system of internal accounting control, reviews the scope of the audit work, reviews fees in relation to services performed by the auditors, reviews the results of auditors' work, reviews and oversees responses to recommendations, if any, made to the Company by the auditors, recommends the selection of the auditors to the Board of Directors and acts as a liaison between the Board of Directors and the auditors and management personnel. The Committee met two times during the fiscal year, on March 10 and December 8, 1999.

     The Compensation Committee of the Board of Directors consists of the following directors: Mr. Bill Green, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Anthony M. Frank, Mr. Sidney R. Knafel, Mr. Richard R. Pivirotto, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh; and Mr. Lewis B. Cullman and Dr. Gerald M. Edelman, alternates. Generally, for the Company, the Compensation Committee reviews the operations of the Company and performance and contributions made during each year by its officers and employees, reviews management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, reviews comparable operating and compensation data of other companies in the investment industry, and makes recommendations on matters of compensation to the Board of Directors. The Committee met once during the fiscal year, on December 8, 1999.

     The Executive Committee/Nominating Committee of the Board of Directors consists of the following Directors: Mr. Richard R. Pivirotto, Chairman, Mr. Lawrence B. Buttenwieser, Mr. Spencer Davidson, Dr. Gerald M. Edelman, and Mr. Joseph T. Stewart, Jr.; and Mr. John D. Gordan, III, and Mr. Bill Green, alternates. In addition to functioning as an Executive Committee with authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session, the Executive Committee/Nominating Committee is responsible for identifying individuals who may be nominated to serve as Directors of the Company, responding to inquiries relating to nominations to the Board and making recommendations to the Board with respect to individuals to be nominated to serve as Directors. The Committee met once during the fiscal year, on December 8, 1999.

     Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he serves.


              Section 16(a) of the Securities Exchange Act of 1934
                   Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that during 1999 all applicable Section 16(a) filing requirements were met, except that the Form 4 required to be filed by Lawrence B. Buttenwieser for a transaction in April 1999 was filed late due to the delay in the receipt by Mr. Buttenwieser of information from an investment adviser to a trust in which the transaction occurred.

                               Executive Officers

     In addition to Mr. Spencer Davidson, President and Chief Executive Officer of the Company, information with respect to whom is set forth above, the executive officers of the Company include the following. (Officers are elected each year by the Board of Directors at its annual organization meeting in March.)

     Mr. Andrew V. Vindigni, 40, Vice-President since September 1995 and, prior thereto, Assistant Vice-President from January 1991, has been a security analyst with the Company since 1988. Mr. Vindigni is principally responsible for securities in the financial services industry.

     Mr. Eugene L. DeStaebler, Jr., 61, has been Vice-President, Administration since January 1978. Mr. DeStaebler is president of the Closed-End Fund Association, Inc., Kansas City, MO.

     Mr. Peter P. Donnelly, 51, Vice-President since January 1991 and, prior thereto, Assistant Vice-President from January 1984, has been the securities trader for the Company since 1974.

     Mrs. Diane G. Radosti, 47, Treasurer since January 1990, has been an employee of the Company since 1980.

     Ms. Carole Anne Clementi, 53, Secretary since October 1994 and, prior thereto, Assistant Secretary from July 1993, has been an employee of the Company since 1982.


                             Executive Compensation

     The following table sets forth the compensation received during 1999 from the Company by its executive officers and directors.

                                                                                                 Pension or
 Name of Individual                 Capacities                                                   retirement
or number of persons                 in which                           Aggregate               benefits accrued
     in group                        served                            Compensation              during 1999 *
--------------------                -----------                        -------------            -----------------
Spencer Davidson                    President and                      $2,100,000                $72,000
                                     Chief Executive Officer
Andrew V. Vindigni                  Vice-President                        500,000                 39,000
Eugene L. DeStaebler, Jr.           Vice-President, Administration        450,000                 33,000
6 executive officers
 as a group                                                             3,669,000                196,131
12 directors as
 a group                                                                  162,500 **

          * The amounts shown in this column represent the Company's payments made during 1999 to the trustee of the Company's Employees' Thrift Plan, as described below, or accounting reserves established during 1999 under the Company's Excess Contribution Plan, as described below, on behalf of the respective individuals or group members.

         ** Each director who is not a paid officer of the Company received a fee of $10,000 as an annual retainer, a fee of $500 for attendance at each Directors' meeting and $500 for each Committee meeting which he attended in his capacity as a Director.

     With respect to the Company's Employees' Thrift Plan, the Company matches 150% of an employee's contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company's common stock. An employee's interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of services with the Company. Employees whose annual compensation exceeds $150,000 are required to invest their future contributions to the plan in shares of the Company's common stock, and their existing plan balances will be converted into the Company's common stock over the three years next succeeding the attainment of that compensation level.


     The Company has an Employees' Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary, exclusive of overtime, bonuses, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $50 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age 65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65.

     The  following  table  shows  the  estimated  annual  retirement   benefits
(including amounts attributable to the Company's Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

                  Estimated Annual Benefits Based Upon Years of Credited Service
                   -------------------------------------------------------------
         Final Average        10             20             30            40
            Earnings

            $100,000       $ 16,830       $ 33,665       $ 50,495       $ 61,900
             200,000         33,120         66,245         99,365        121,630
             300,000         49,410         98,825        148,235        181,360
             400,000         65,700        131,405        197,105        241,090
             500,000         81,990        163,985        245,975        300,820
             600,000         98,280        196,565        294,845        360,550

     For each of the officers of the Company listed in the compensation table on page 6, the following indicates his years of credited service in the Company's Retirement Plan and basic salary for 1999. Spencer Davidson (5) $600,000, Andrew V. Vindigni (11) $325,000 and Eugene L. DeStaebler, Jr. (23) $275,000.

     The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company's Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Such benefits commence at the time benefits commence under the related tax-qualified plan. Messrs. Davidson, Vindigni and DeStaebler are participants in both the Excess Contribution and Excess Benefit Plans.


B. Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

     Proposal (b) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (a majority of non-interested directors voting in person) appointing the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2000.

              "RESOLVED, that the firm of Ernst & Young LLP be and they hereby are appointed the auditors of the Company with respect to its operations for the year 2000; and further

              "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct an audit, in accordance with generally accepted auditing standards, of the financial statements of the Company as of and for the year ending December 31, 2000; and further

              "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the interim financial statements of the Company as of and for the six months ending June 30, 2000; and further

              "RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that it shall be rejected at the annual meeting of the stockholders of the Company in 2000; and further

              "RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further

              "RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements above described and the report of such auditors with respect to the review above described shall be addressed to the Board of Directors of the Company and to the stockholders thereof."
7

     Ernst & Young LLP were the auditors for the Company for 1999. A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Michael D. DiLecce, Partner, Ernst & Young LLP, 787 Seventh Avenue, New York, N.Y. 10019.

C.   Respecting the Proposal to Amend the Restated Certificate of
     Incorporation to Increase the Authorized Common Stock

     The Company's authorized capital stock currently consists of 30,000,000 shares of Common Stock, par value $1 per share (the "Common Stock") and
10,000,000 shares of Preferred Stock, par value $1 per share. At January 24, 2000, there were 26,169,577 shares of Common Stock and 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock, liquidation preference $25 per share (the "Cumulative Preferred Stock"), outstanding. The Board of Directors anticipates that the number of shares of Common Stock that will be required in order to make the Company's future dividends to holders of Common Stock electing to receive such dividends in additional shares, net of any shares repurchased by the Company, will at some point in the next several years exceed the current number of authorized but unissued shares of such Common Stock. Since the exact point in time cannot be predicted and the cost of holding a special meeting of stockholders can be avoided by including the proposal for action at this annual meeting, the Company will be able to continue to offer stockholders the opportunity to receive dividends in additional shares without either interruption or needless expense. The Board of Directors has declared it advisable to amend the Restated Certificate of Incorporation of the Company so as to increase the authorized number of shares of Common Stock from 30,000,000 to 50,000,000. In addition, while the Company has no current intention to do so, additional authorized shares of Common Stock would be available for the purpose of raising additional funds for the Company and for other corporate purposes.

     The affirmative vote of a majority of the shares of Common Stock and Cumulative Preferred Stock issued and outstanding on January 24, 2000, voting as a single class, and present or represented by proxy at the annual meeting is required to adopt the foregoing amendment, provided that the holders of a majority of such capital stock then issued and outstanding must be present in person or by proxy at such meeting. The proposed amendment will become effective when an appropriate certificate in respect thereof is filed with the Secretary of State of Delaware. The additional shares of Common Stock could thereafter be issued by the Board of Directors without further authorization by the stockholders of the Company.

D.   Respecting Other Matters Which May Come Before the Meeting

     The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

E.   Allocation of Portfolio Brokerage

     Brokerage commissions paid by the Company during 1999 were $552,399, including $71,400 (12.93%) paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a retired partner of Goldman, Sachs & Co. Of the aggregate dollar amount of the Company's transactions involving brokerage commissions during 1999, 16.68% were effected through Goldman, Sachs & Co.

     The Company's general policy regarding the execution of securities transactions is to select brokers and dealers on the basis of the most favorable markets, prices and execution of orders. A certain amount of the Company's securities transactions are placed with brokers and dealers who provide brokerage and research services and in these circumstances the commissions paid may be higher than those which might otherwise have been paid to another broker or dealer if those services had not been provided.

     Research services generally include receipt of written reports, attendance at meetings or participation in discussions with respect to specific subjects, such as a company, an industry or the economic outlook. Block availability is also a consideration in determining the selection of brokers.

     In negotiating brokerage commissions on securities transactions, the Company's trader, with his awareness of competitive rates, negotiates the most favorable commission to effect a particular transaction. Size of order and difficulty of execution are considerations in the negotiation. All transactions, including the commission factor, are subject to supervision and review by the Company's officers.

F.       Portfolio Turnover Rate

     The annual rate of the total portfolio turnover for the fiscal year ended December 31, 1999 was 33.68%.

G.   Stockholder Proposals

     In order for a stockholder proposal to be considered for inclusion in the Company's proxy material relating to its 2001 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than October 4, 2000, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.

--------------------------------------------------------------------------------

     The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others, in their names or custody or in the names of nominees, to forward copies of such material to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. The Company may reimburse such persons for their out-of-pocket expenses incurred in connection therewith.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.

COMMON STOCK                                                       COMMON STOCK

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of Common Stock of the above Company which the undersigned is entitled to vote, at the annual meeting of stockholders on March 8, 2000, and at any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in item A and "FOR" items B and C.


                         Please mark your votes as indicated in this example [X]

                                                                 COMMON STOCK

The Board of Directors recommends a vote "FOR ALL NOMINEES" in item A and "FOR" items B and C.

A. Election of the following nominees as Directors:

   Mr. Altschul, Mr. Buttenwieser, Mr. Cullman, Mr. Davidson, Dr. Edelman, Mr. Frank, Mr. Gordan, Mr. Pivirotto, Mr. Stewart and Mr. Troubh

   [ ] FOR all nominees except any indicated
   [ ] WITHHOLD AUTHORITY to vote for all listed nominees

   (Instruction: To withhold authority to vote for individual nominees, write the nominee's names on the line below)

    _________________________________________________________________________

B.  Ratification of the selection of Ernst & Young LLP as auditors.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

C. Amend the Restated Certificate of Incorporation to increase the authorized Common Stock.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

D. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.


Signature __________________________________________

Signature __________________________________________

Date______________________

Please date and sign your name as it appears above and return in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give title as such. If a signer is a corporation, please sign full corporate name by authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

PREFERRED STOCK                                                 PREFERRED STOCK

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of 7.20% Tax-Advantaged Cumulative Preferred Stock of the above Company which the undersigned is entitled to vote, at the annual meeting of stockholders on March 8, 2000, and at any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in item A and "FOR" items B and C.


                         Please mark your votes as indicated in this example [X]

                                                               PREFERRED STOCK

The Board of Directors recommends a vote "FOR ALL NOMINEES" in item A and "FOR" items B and C.

A. Election of the following nominees as Directors:

   Mr. Altschul, Mr. Buttenwieser, Mr. Cullman, Mr. Davidson, Dr. Edelman, Mr. Frank, Mr. Gordan, Mr. Green, Mr. Knafel, Mr. Pivirotto, Mr. Stewart and Mr. Troubh

   [ ] FOR all nominees except any indicated
   [ ] WITHHOLD AUTHORITY to vote for all listed nominees

   (Instruction: To withhold authority to vote for individual nominees, write the nominee's names on the line below)

    _________________________________________________________________________

B.  Ratification of the selection of Ernst & Young LLP as auditors.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

C. Amend the Restated Certificate of Incorporation to increase the authorized Common Stock.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

D. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.


Signature __________________________________________

Signature __________________________________________

Date______________________

Please date and sign your name as it appears above and return in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give title as such. If a signer is a corporation, please sign full corporate name by authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.